Exhibit 1.01

Conflict Minerals Report of Haemonetics Corporation
For the reporting period from January 1, 2014 to December 31, 2014

This is the Conflict Mineral Report (“CMR”) of Haemonetics Corporation (“Haemonetics,” “we,” “us,” or “our”) for the reporting period from January 1, 2014 to December 31, 2014 (excepting conflict minerals that, prior to January 31, 2014, were located outside of the supply chain) pursuant to Rule 13p-1 (“Rule 13p-1”) promulgated under the Securities Exchange Act of 1934, as amended.
1. Introduction

We are a global healthcare company dedicated to providing innovative blood management solutions to our customers. Our comprehensive portfolio of integrated devices, information management, and consulting services offers blood management solutions for each facet of the blood supply chain, helping improve clinical outcomes and reduce costs for blood and plasma collectors, hospitals, and patients around the world.
Rule 13p-1 requires disclosure of certain information when a company manufactures or contracts to manufacture products and the minerals specified in Rule 13p-1 are necessary to the functionality or production of those products. The specified minerals, which we collectively refer to as “conflict minerals,” are gold, columbite-tantalite (coltan), cassiterite, and wolframite and its derivatives, specifically tantalum, tin and tungsten. Haemonetics manufactures, or contracts to manufacture, certain products for which conflict minerals are necessary to the functionality or production.
We have adopted a Conflict Minerals Statement, which is publicly available at
www.haemonetics.com/Conflict-Minerals-Statement

This CMR describes the measures we have undertaken to investigate the source and chain of custody of conflict minerals necessary to the products we manufacture or contract to manufacture, our efforts to determine the mine or location of origin of the necessary conflict minerals, and, to the extent known to us, the facilities used to process the conflict minerals and the country of origin of the conflict minerals.

2. Products Covered

During calendar year 2014, Haemonetics manufactured or contracted to manufacture the following blood and plasma collection and diagnostic devices for which conflict minerals are necessary to the Products’ functionality or production: ACP 215, cardioPAT, Cell Saver Elite, Cell Saver 5+, Cymbal, MCS+ 8150, MCS+ 9000, OrthoPAT, PCS 2, SEBRA Sealer, Smartsuction Harmony, HaemoSafe, HaemoBank, TEG 5000, and TEG 6s (collectively, “Products”).

We have conducted a good faith reasonable country of origin inquiry (“RCOI”) regarding the conflict minerals necessary to our Products’ functionality or production. Our RCOI was reasonably designed to determine whether such conflict minerals originated in the Democratic Republic of the Congo, Angola, Burundi, Central African Republic, the Republic of the Congo, Rwanda, South Sudan, Tanzania, Uganda, or Zambia (collectively, the “Covered Countries”) or came from scrap or recycled sources. Based on our RCOI, we determined or had reason to believe that conflict minerals necessary to our Products may have originated in the Covered Countries and may not have come from recycled or scrap sources.

3. Design of Due Diligence Measures

Our due diligence process was designed to conform to the Organization for Economic Cooperation and Development Due Diligence Guidance for Responsible Supply Chains of Minerals from Conflict-Affected and High-Risk Areas: Second Edition and accompanying supplements on gold, tin, tantalum and tungsten (the “OECD Guidance”). It is important to note that the OECD Guidance was written for both upstream entities (generally, miners and smelters) and downstream companies (generally, manufacturers and retailers) in the supply chain. As Haemonetics is a downstream company in the supply chain, we tailored our due diligence practices accordingly.

4. Due Diligence Measures Implemented

Due diligence measures undertaken by Haemonetics included the following:

We assembled an internal team of representatives from Procurement, Legal and Compliance, and Finance to support supply chain due diligence. We then identified those Haemonetics products that may contain conflict minerals. Next, we engaged with Tier 1 suppliers to collect information regarding the presence and sourcing of conflict minerals used in the products supplied to Haemonetics, using the Electronic Industry Citizenship Coalition (EICC) and Global e-Sustainability Initiative (GeSI) Conflict Minerals Due Diligence Template (EICC-GeSI Template) for data collection.
We then engaged with those suppliers by taking the following steps: first, an introduction email was sent to Tier 1 suppliers for the Products describing the compliance requirements and requesting conflict minerals information. Following the initial introductions to the program and information request, reminder emails were sent to each non-responsive supplier requesting survey completion. Suppliers who remained non-responsive to these email reminders were contacted by phone and offered assistance. This assistance included, but was not limited to, further information about our Conflict Minerals Compliance Program, an explanation of why the information was being collected, a review of how the information would be used and clarification regarding how the information needed could be provided. An escalation process was initiated for suppliers who continued to be non-responsive after the above contacts were made.
Based on the information obtained from our suppliers and otherwise obtained through the diligence process described above, we believe that the facilities used to process the necessary conflict minerals contained in our Products included the smelters and refiners listed below. However, this is not a comprehensive list, as we were unable to determine, based on our due diligence process, the smelters or refiners through which certain of the conflict minerals contained in our Products were processed:

5N Plus	Germany
5N Plus	United Kingdon
A&M Minerals Limited	United Kingdon
A.L.M.T Corp	Japan
Acade Metals Co.,LTD	China
Acade Noble Metal (Zhao Yuan) Corporation	China
Academy Precious Metals (China) Co.,Ltd	China
AGR Mathey	Australia
AIDA Chemical Industries Co.,Ltd	Japan
AIM	Canada
Air Liquide Far Eastern (ALFE)	Republic of Korea
Air Products	United States
Alldyne Powder Technologies (ATI Firth Sterling)	United States
Allgemeine Gold & Silberscheideanstalt	Germany
Allied Material	Japan
Almalyk Mining and Metallurgical Complex (AMMC)	Uzbekistan
Almit	China
ALMT (Sumitomo)	Japan
Alpha	United States
Alpha Metals	United States
Alpha Metals Korea Ltd.	Republic of Korea
Alta Group	United States
Atlantic Metals	United States
Amalgamated Metal Corporation PLC	Indonesia
Amalgamated Metals Corporation	United Kingdom
Amalgamet	United States
Amalgamet Inc	Peru
American Iron and Metal	Canada
An Chen	China
An Xin Xuan Xin Yue You Se Jin Shu Co. Ltd.	China
Angelcast Enterprise Co., Ltd.	Taiwan
AngloGold Ashanti Córrego do Sítio Minerção	Brazil
ANZ	Australia
Aoki Lab ltd.	China
Arcelor La Plaine	France
Argor-Heraeus SA	Switzerland
Asahi Pretec Corp	Indonesia
Asahi Pretec Corporation	Japan
Asahi Solder Tech (Wuxi) Co. Ltd.	China
Asaka Riken Co Ltd	Japan
Asarco	United States
ASSAB	Taiwan
Atasay Kuyumculuk Sanayi Ve Ticaret A.S.	Turkey

ATI Metalworking Products	United States
Atlantic Metals	United States
Atotech	Germany
Aurubis AG	Germany
Ausmelt Limited	Australia
Axis Material Limited	Japan
Baiyin Nonferrous Group Co.,Ltd	China
Balver Zinn Josef Jost GmbH & Co.KG	Germany
Bangka	Indonesia
Bangko Sentral ng Pilipinas (Central Bank of the Philippines)	Philippines
Bank of Switzerland	Switzerland
Banka	Malaysia
Bauer Walser AG	Germany
Beijing Zenith Materials	China
Best Metals	Brazil
BM Vinto	Bolivia
Boliden AB	Sweden
Bonoka Beliting	Indonesia
Buffalo Tungsten	China
Butterworth	Malaysia
C. Hafner GmbH + Co. KG	Germany
Cabot	United States
Caridad	Mexico
CCR Refinery – Glencore Canada Corporation	Canada
Cendres & Métaux SA	Switzerland
Central Glass	Japan
CFC Cooperativa dos Fundidores de Cassiterita da Amazônia Ltda.	Brazil
ChangChun up-optech	China
Changsha Southern	China
Chaozhou Xianglu Tungsten IND Co., LTD	China
Chengfeng Metals Co Pte Ltd	China
Chengfeng Metals Co Pte Ltd	Singapore
Chenzhou Yunxiang Mining Smelting Compang LTD	China
Cheong Hing	Hong Kong
Chimet S.p.A.	Italy
China Gold International Resources Corp. Ltd.	China
China Hongqiao	China
China Huaxi Group Nandan	China
China Minmetals Corp.	China
China National Gold Group Corporation	China
China National Non-ferrous	China
China Tin Group Co., Ltd.	China
China Tin Lai Ben Smelter Co., Ltd.	China

China Tin Smelter Co. Ltd.	China
China YunXi mining	China
China's Nonferrous Mining Group Co., LTD	China
China's Shangdong Gold Mining Co.,Ltd,	China
Chinese Government	China
Chongyi Zhangyuan Tungsten Co Ltd	China
Chuan Kai Aluminum Co., LTD.	Taiwan
Chugai Mining	Japan
CIF	Brazil
Cloud Hunan, Chenzhou Ore Smelts Co., Ltd.	China
CNMC (Guangxi) PGMA Co. Ltd.	China
Codelco	Chile
Companhia Industrial Fluminense	Brazil
Complejo Metalurgico Vinto S.A.	Bolivia
Conghua Tantalum & Niobium Smeltery	China
Cookson	United States
Cookson	Taiwan
Cookson Alpha Metals(Shenzhen)Co.Ltd	China
Cookson Group	Spain
Cookson Sempsa	Spain
Cooper Santa	Brazil
Cooppermetal - Cooperativa Metalúrgica de Rondônia Ltda.	Brazil
Cooson Sempsa	Spain
Copper Santa	Brazil
Copper Suzhou Co.,	China
Copyright Liuzhou China Tin Group CO.,LTD.	China
Corporation Berhad (MSC)	Malaysia
CSC Pure Technologies	Russia
CV DS Jaya Abadi	Indonesia
CV Duta Putra Bangka	Indonesia
CV Jus Tindo	Indonesia
CV Makmur Jaya	Indonesia
CV Nurjanah	Indonesia
CV Prima Timah Utama	Indonesia
CV Serumpun Sebalai	Indonesia
CV United Smelting	Indonesia
CWB Materials	United States
Dae Kil	Republic of Korea
Daejin Indus	Republic of Korea
Daejin Indus Co. Ltd	Republic of Korea
DaeryongENC	Republic of Korea
Daewoo International	Republic of Korea

Dayu Weiliang Tungsten Co., Ltd.	China
Degutea	Republic of Korea
Diehl Mettal	Germany
Do Sung Corporation	Republic of Korea
Doctor of solder products Co., LTD	China
Dong'guan Dong Wu Violent-toxic Chemical Products Co., Ltd.	China
Dongguan Dongxu Metal Surface Hanlde Co Ltd	China
Dongguan Standard Electronic Material. Co., Ltd	China
Dongguan Zhong Ju Tin Electronic Co.,Ltd.	China
Dongguanshi Sutande Dianzi Cailiao Youxiangongsi	China
Dosung Metal	Republic of Korea
Douluoshan Sapphire Rare Metal Co Ltd	China
Dowa	Japan
Dowa Metals & Mining Co. Ltd	Japan
Duk San Hi-Metal Co., Ltd.	Republic of Korea
Duoluoshan	China
Duoxin	China
Dyfenco Green Applied Materials CO.,LTD	Taiwan
Ebara-Udylyte	China
E-CHEM Enterprise Corp	Taiwan
ECHEMEMI Enterprise Corp. (Futures Exchange)	China
Eco-System Recycling Co., Ltd.	Japan
Electroloy Metal Pte.	Singapore
Electroloy Corperation Sdn Bhd	Malaysia
Electroloy Metal PTE LTD	China
EM Vinto	Bolivia
ENAF	Bolivia
EPT	Germany
Estanho de Rondônia S.A.	Brazil
Ethiopian Minerals Development Share Company	Ethiopia
Exotech	United States
F&X	Brazil
F&X Electro-Materials Limited	China
Feinhütte Halsbrücke GmbH	Germany
Fenix Metals	Poland
First Copper Technology Co., Ltd.	China
Foxconn	Taiwan
FSE Novosibirsk Refinery	Russia
Fuji Metal Mining	Taiwan
Fujian Jinxin Tungsten Co., Ltd.	China
Fujian Nanping	China
Fujian Zijin Copper Industry Co., Ltd.	China
Funsur	Brazil

Furukawa Electric	Japan
Gannon & Scott	United States
Gansu-based Baiyin Nonferrous Metals Corporation (BNMC)	China
Ganzhou Grand Sea W & Mo Group Co Ltd	China
Ganzhou Hongfei Tungsten & Molybdenum Materials Co., Ltd.	China
Ganzhou Hongfei W & Mo Materials Co., Ltd.	China
Ganzhou Huaxin Tungsten Products Ltd	China
Ganzhou Jiangwu Ferrotungsten Co., Ltd.	China
Ganzhou Nonferrous Metals Smelting Co Ltd.	China
Ganzhou Seadragon W & Mo Co., Ltd.	China
Ganzhou Sinda W&Mo Co., Ltd	China
Ge Jiu Ye Lian Chang	China
Geiju Non-Ferrous Metal Processing Co. Ltd.	China
Gejiu City, Yunnan, China	China
Gejiu Gold Smelter Minerals Co., Ltd	China
Gejiu Kai Meng Industry and Trade LLC	China
Gejiu Non-ferrous	China
Gejiu Non-Ferrous Metal Processing Co. Ltd.	China
Gejiu Yunxi Croup Corp	China
Gejiu Zi-Li	China
Gejiu Zili Mining and Smelting Co., Ltd.	China
Global Advanced Metals	United States
Global Tungsten & Powders Corp	United States
Global Tungsten & Powders Corp.	United States
Gold Bell Group	China
Gold Mining in Shandong (Laizhou) Limited Company	China
Golden Egret	China
Goodway	China
Government (Police Dept.)	China
Grant Manufacturing and Alloying	United States
Grik Perak	Malaysia
Guang Dong Jing Ding Co., Ltd	China
Guang Xi Hua Xi Corp	China
Guangdong Jinding Gold Limited	China
Guangdong Xianglu Tungsten Industry Co., Ltd.	China
Guangxi China Tin Group Co., Ltd	China
Guangxi China Tin Metal Materials Company	China
Guangxi Huaxi Group Co., Ltd	China
GuangXi PING GUI Flying Saucer Ltd Co	China
Guangxi Pinggui PGMA Co. Ltd.	China
Guangxi Zhongshan Gold Bell Smelting Corp. Ltd	China
GuangZHou Jin Ding	China
GuanXi China Tin Group Co.,Ltd	China

Guixi Smelter	China
H. C. Stark	Taiwan
H. C. Stark	United States
H.C. Starck GmbH	Germany
Hai Yuxin Xi Zhuhai Co., Ltd.	China
Hana-High Metal	Malaysia
Harima Smelter	Japan
Harmony Gold Refinery	South Africa
HC Starck	Russia
Heesung Catalysts Corp.	Republic of Korea
Heesung Metal Ltd	Australia
Heesung Metal Ltd.	Republic of Korea
Heimerle + Meule GmbH	Germany
Henan middle plain gold smelt	China
Henan Province in Gold Investment Management Ltd.	China
Henan Sanmenxia Lingbao City Jinyuan Mining Industry Co., Ltd	China
Henan Zhongyuan Gold Smelter Co., Ltd.	China
Heraeus	Hong Kong
Heraeus	United States
Heraeus (Zhayuan Precious Metal Materials Co).	China
Heraeus Germany	Germany
Heraeus Ltd. Hong Kong	Hong Kong
Heraeus Materials Singapore Pte, Ltd.	Singapore
Heraeus Materials Technology GmbH & Co. KG	Germany
Heraeus Oriental Hitec Co., Ltd.	Republic of Korea
Heraeus Precious Metals	China
Heraeus Precious Metals	Germany
Heraeus Precious Metals	United States
Heraeus Precious Metals GmbH & Co. KG	Germany
Heraeus Technology Center	Hong Kong
Heraeus Zhaoyuan (Changshu) Electronic Materials	China
Heraus	France
High Quality Technology Co., Ltd	China
Hisikari Mine	Japan
Hitachi Cable	Japan
Hitachi Ltd.	Japan
Hitachi Metals, Ltd.,	Japan
Hitachi Metals, Ltd.,Yasugi Works	Japan
Hi-Temp	United States
HMG	Germany
Hon Hai Precision Ind. Co. Ltd	Taiwan
Hon Shen Co., Ltd.	Taiwan
Honorable Hardware Craft Product Limited Company	China

Huanggang City Tongding Metallic Material Co.Ltd.	China
Huaxi Guangxi Group	China
Huichang Jinshunda Tin Co. Ltd	China
Huichang Shun Tin Kam Industries, Ltd.	China
Huizhou Taiwan Electronic Component Limited Company	China
Hunan Chenzhou Mining Group Co	China
Hunan Chun-Chang Nonferrous Smelting & Concentrating Co., Ltd.	China
Hunan Nonferrous Metals Holding Group Co., Ltd	China
Hwasung CJ Co. Ltd	Republic of Korea
Hyundai-Steel	Republic of Korea
IBF IND Brasileira de Ferroligas Ltda	Brazil
IES Technical Sales	United States
Increasingly and Chemical (Suzhou) Co., Ltd.	China
Indonesia State Tin Corp	Indonesia
Indonesian Tin Ingot	Indonesia
Inner Mongolia Qiankun Gold and Silver Refinery Share Company Limited	China
Integrated Circuit	Republic of Korea
IPS	France
Ishifuku Metal Industry Co., Ltd.	Japan
Ishihara Chemical Co. Ltd.	Japan
Isifuku Kinzoku Kougyo Souka Kojyo	Japan
Istanbul Gold Refinery	Turkey
Jada Electronic limited (JX Nippon Mining &Metal Co., Ltd)	China
Jada Electronic limited (JX Nippon Mining &Metal Co., Ltd)	Japan
JalanPantai/Malaysia	Malaysia
Jan Janq	Taiwan
Japan Mint	Japan
Japan New Metal	Japan
Japan Pure Chemical	Japan
Jau Janq Enterprise Co., Ltd.	Taiwan
Jaujanqu_Malaysia Smelting Corp	Malaysia
Jean Goldschmidt International	Belgium
Jean Goldschmidt International	United States
JI,Jenderal Sudirman	Indonesia
Jia Tian	China
Jiangsu Xinhai Copper Co., Ltd.	China
Jiangxi Copper Company Limited	China
Jiangxi Minmetals Gao'an Non-Ferrous Metals Co., Ltd.	China
Jiangxi Nanshan	China
Jiangxi Rare Earth & Rare Metals Tungsten Group Corp	China
Jiangxi Shunda Huichang Kam Tin Co. Ltd	China

Jiangxi Tungsten Co Ltd	China
Jiangxi Yichun	China
JiangxiShunda Huichang Kam Tin Co., Ltd.	China
Jin Dong Heng	China
Jin Jinyin Refining Limited	China
Jin Yi group	China
Jinfeng Gold Mine Smelter	China
Jinlong Copper Co. Ltd	China
Jiujiang Jinxin Nonferous Metals Co., Ltd	China
JiuJiang Tambre Co. Ltd.	China
JM USA	United States
Johnson Matthey Inc.	United States
Johnson Matthey Limited	Canada
Johnson Matthey Ltd	Canada
Jonathan Ng	Japan
JSC Ekaterinburg Non-Ferrous Metal Processing Plant	Russia
JSC Uralectromed	Russia
JX Nippon Mining & Metals Co., Ltd.	Japan
Kai Union Industry and Trade Co., Ltd	China
Kai Unita Trade Limited Liability Company	China
Kaimeng(Gejiu) Industry and Trade Co., Ltd.	China
KAMET Blue Powder Corporation	United States
Kanfort Industrial (Yantai) Co. Ltd.	China
Kanfort International holding	China
Kanto Denka Kogyo Co., Ltd.	Japan
Kazzinc Ltd	Kazakhstan
Kee Shing	Hong Kong
KEMET Blue Metals	Mexico
Kemet Blue Powder	United States
Kennametal Huntsville	United States
Kennametal Inc.	United States
Kennecott Utah Copper	United States
Kennecott Utah Copper LLC	United States
Ketabang	Indonesia
KIHONG T & G	Indonesia
King-Tan Tantalum Industry Ltd	China
KOBA	Indonesia
KOBA	Malaysia
Koba/Primah	Indonesia
Kojima Chemicals Co., Ltd	Japan
Koki Japan	Japan
Korea Metal Co. Ltd	Republic of Korea
Kovohute Pribram Nastupnicka, A.S.	Czech Republic

Kundur Smelter	Indonesia
Kunshan Jinli Chemical Industry Reagents Co., Ltd.	China
Kunshan tianhe Solder Manufacturing Co., Ltd	China
Kupol	Russia
Kyocera	Japan
Kyoritsu Gokin Co., Ltd.	Japan
Kyrgyzaltyn JSC	Kyrgyzstan
L' azurde Company For Jewelry	Saudi Arabia
La Caridad	Mexico
Labin China Tin Smelting Co., Ltd.	China
Laibin Huaxi Smelter	China
Laibin Smeltery of Liuzhou China Tin Group Co. ,Ltd.	China
Laybold	Malaysia
LBMA	Germany
LG-Nikko	Republic of Korea
Li Chun Metals Co., Ltd.	Taiwan
Lingbao Jinyuan Tonghu	China
Lingbao Jinyuan Tonghui Refinery Co. Ltd.	China
Linwu Xianggui Smelter Co	China
Linwu Xianggui Smelter Co	China
Liuzhou China Tin Group Co ltd	China
LS-Nikko Copper Inc.	Republic of Korea
Luoyang Zijin Yinhui Metal Smelt Co Ltd	China
Lupon Enterprise Co., Ltd	Taiwan
MacDermid Fine Chemical Co., Ltd. Hongkong	China
Magnu’s Minerais Metais e Ligas LTDA	Brazil
Malaysia Aluminum & Alloy Sdn.Bhd	Malaysia
Malaysia Smelting Corp	Malaysia
Malaysia Smelting Corporation Berhad	Malaysia
Materials Eco-Refining CO.,LTD	Japan
Materion	United States
Materion Advanced Metals	United States
Materion Corp.	China
Matsuda Sangyo Co., Ltd.	Japan
Matsuo Electric	Japan
Matsuo Handa Co., Ltd.	Japan
MCP Metal Specialist Inc.	United Kingdom
MCP Mining & Chemical Products Ltd. UK	United Kingdom
Mentok Tin Smelter	Indonesia
Metal Do Co. Ltd.	Japan
Metallic Materials Branch L of Guangxi China Tin Group Co.,LTD	China
Metallic Resources Inc.	United States
Metallo Chimique	Belgium

Metallo-Chimique N.V. (MC)	Belgium
Metallurgical Products India (Pvt.) Ltd.	India
Metalor	Germany
Metalor	Switzerland
Metalor	United States
Metalor Technologies	Hong Kong
Metalor Technologies	Switzerland
Metalor Technologies	United States
Metalor Technologies (Singapore) Pte. Ltd.	Singapore
Metalor Technologies (Suzhou) Co., Ltd.	China
Metalor Technologies SA	Switzerland
Metalor Technology Co., Ltd.	China
Metalor USA Refining Corporation	United States
Metalor, Shanghai	China
Meterion Advanced Materials Thin Film Products	United States
Met-Mex Peñoles, S.A.	Mexico
Midwest Tungsten Wire Co.	United States
Mineração Taboca S.A.	Brazil
Mineração Taboca S.A.	Brazil
Ming Li Jia Smelt Metal Factory	China
Minmetals Ganzhou Tin Co. Ltd.	China
Minsur	Peru
Minsur S.A. Tin Metal (& Mineração Taboca S.A.)	Brazil
Minsur S.A. Tin Metal (& Mineração Taboca S.A.)	United States
Mitsubishi Materials Corporation	Japan
Mits-Tec (Shanghai) Co. Ltd.	China
Mitsubishi Electric Metecs Co., Ltd.	Japan
Mitsubishi Materials Corporation	China
Mitsui & Co Precious Metals Inc.	Japan
Mitsui & Co. Precious Metals Inc. Hong Kong Branch	Hong Kong
Mitsui Kinzoku Co Ltd Takehara Seirenjyo	Japan
Mitsui Mining and Smelting Co., Ltd.	Japan
Mitui Kinzoku Co Ltd Takehara Seirenjyo	Japan
MK electron	Republic of Korea
Montok Smelter	Indonesia
Morigin Co., Ltd.	Japan
Morris and Watson	New Zealand
Moscow Special Alloys Processing Plant	Russia
MSC	Indonesia
MSC Corporation Berhad	Malaysia
N.E. Chemcat Corporation	Japan
Nadir Metal Rafineri San. Ve Tic. A.Ş.	Turkey
Nam Hing Industrial Laminate Ltd.	China

Nanchang Cemented Carbide Limited Liability Company	China
Nankang Nanshan Tin Manufactory Co., Ltd	China
Nathan Trotter & Co., Inc.	United States
Navoi Mining and Metallurgical Combinat	Uzbekistan
NEC Tokin Electronics(Thailand) Co. ,Ltd.	Taiwan
New Original metal(China) Co., Ltd	China
Nghe Tin Non-Ferrous Metal	Vietnam
Nghe Tin Non-Ferrous Metal Company	Indonesia
Nihon Superior Co., Ltd	Japan
Nihon Genma MFG Co., Ltd.	Taiwan
Nihon Kagaku Sangyo Co., Ltd	Japan
Nihon Material Co. LTD	Japan
Nihon Superior	Japan
Nihon Superior Co., Ltd.	Indonesia
Niihama Nickel Refinery	Japan
Ningbo Kangqiang	China
NingHua XingLuoKeng TungSten Mining CO.,LID	China
Ningxia Orient Tantalum Industry Co., Ltd.	China
Niotan	United States
Nippon Filler Metals Ltd	Japan
Nippon Micrometal Cop	Japan
Nippon Mining & Metals Co., Ltd	Japan
Nitora	Switzerland
North American Tungsten Corporation Ltd.	Canada
Novosibirsk Integrated Tin Works	Russia
NTET, Thailand	Taiwan
O.M. Manufacturing (Thailand) Co., Ltd.	Taiwan
Ohio Precious Metals	United States
Ohura Precious Metal Industry Co., Ltd	Japan
OJSC “The Gulidov Krasnoyarsk Non-Ferrous Metals Plant” (OJSC Krastvetmet)	Russia
OJSC Kolyma Refinery	Russia
OM Manufacturing Philippines,INC	Philippines
OMG	Singapore
OMSA	Bolivia
P.T. Koba Tin	Indonesia
P.T. Tambang Timah	Indonesia
PAMP SA	Switzerland
Pan Pacific Copper	Japan
Paranapanema	Brazil
Parex International Corp.	China
PBT	France

Perth Mint	Australia
PL Timah Tbk	Indonesia
Plansee	Austria
Poongsan Corporation	Republic of Korea
Posco	Republic of Korea
Praxair	United States
Prioksky Plant of Non-Ferrous Metals	Russia
PT Alam Lestari Kencana	Indonesia
PT Alam Lestari Kencana	Indonesia
PT Aneka Tambang (Persero) Tbk	Indonesia
PT Artha Cipta Langgeng	Indonesia
PT Babel Inti Perkasa	Indonesia
PT Babel Surya Alam Lestari	Indonesia
PT Babel Surya Alam Lestari	Indonesia
PT Bangka Kudai Tin	Indonesia
PT Bangka Putra Karya	Indonesia
PT Bangka Timah Utama Sejahtera	Indonesia
PT Bangka Tin Industry	Indonesia
PT Banka Putrya Karya	Indonesia
PT Belitung Industri Sejahtera	Indonesia
PT BilliTin Makmur Lestari	Indonesia
PT Bukit Timah	Indonesia
PT DS Jaya Abadi	Indonesia
PT Eunindo Usaha Mandiri	Indonesia
PT Fang Di MulTindo	Indonesia
PT HP Metals Indonesia	Indonesia
PT HP Metals Indonesia	Indonesia
PT Indra Eramulti Logam Industri	Indonesia
PT Karimun Mining	Indonesia
PT Koba Tin	Indonesia
PT Mitra Stania Prima	Indonesia
PT Panca Mega	Indonesia
PT Pelat Timah Nusantara Tbk	Indonesia
PT Prima Timah Utama	Indonesia
PT Putra Karya	Indonesia
PT Refined Banka Tin	Indonesia
PT Sariwiguna Binasentosa	Indonesia
PT Seirama Tin investment	Indonesia
PT Smelting	Indonesia
PT Stanindo Inti Perkasa	Indonesia
PT Sumber Jaya Indah	Indonesia
PT Supra Sukses Trinusa	Indonesia
PT Tambang Timah	Indonesia

PT Tambang Timah (Banka)	Indonesia
PT Tambang Timah (Kundur)	Indonesia
PT Tambang Timah (Mentok)	Indonesia
PT Tambang Timah Tbk	Indonesia
PT Tambang Timah Tbk (Persero)	Indonesia
PT Timah	Indonesia
PT Timah (Persero), Tbk	Indonesia
PT Timah Nusantara	Indonesia
PT Timah TBK	Indonesia
PT Timah; Pan light Corporation	Indonesia
PT Tinindo Inter Nusa	Indonesia
PT Yinchendo Mining Industry	Indonesia
PT. Citralogam AlphaSejatera	Indonesia
PT. Indra Eramulti Logam Industri	Indonesia
PT. Koba Tin	Indonesia
PT. Refined Bangka Tin	Peru
PT. Supra Sukses Trinusa	Indonesia
PT. Tambang Timah	Indonesia
PT. Timah Tbk	Indonesia
PT. DS Jaya Abadi	Indonesia
PT.Tambang Timah	Bolivia
Pure Technology	Russia
PX Précinox SA	Switzerland
Qualitek Delta Philippines	Philippines
QuantumClean	United States
Rahman Hydrulic Tin Sdn Bhd	Malaysia
Rand Refinery (Pty) Ltd	South Africa
RBT	Indonesia
Redun Metal Ind. Co., Ltd. / Wen Cheng Lead Wire Co., Ltd.	Taiwan
RFH Tantalum Smeltry Co., Ltd	China
Richemax International Co., Ltd.	china
Rohm and Haas Electronic Materials Asia Ltd.	China
Royal Canadian Mint	Canada
RST	Germany
Rui Da Hung	Taiwan
Rui sheng	Indonesia
Rui sheng	Malaysia
S Company	Taiwan
Sabin Metal Corp.	United States
Samhwa Non-Ferrous Metal. Inc. Co., Ltd	Republic of Korea
Samwon Metals Corp.	Republic of Korea
Sandong Zhao Jin Bullion Refinery Ltd.	China
Sandvik Material Technology	Sweden

Sanmenxia Hengsheng Science & Technology Development Co., Ltd	China
Sanmenxia R&D Co., Ltd.	China
Schone Edelmetaal	Netherlands
Scotia Mocatta	Hong Kong
SD(Samdok) Metal	Republic of Korea
Seirenngyousya	China
SEMPSA Joyería Platería SA	Spain
Sendi (Japan): Kyocera Corporation	Japan
Senju	Malaysia
Senju Metal Industry Co Ltd	Japan
Settu Chemical Industry	Japan
SGS Bolivia S.A.	Bolivia
Shan Tou Shi Yong Yuan Jin Shu Zai Sheng Co. Ltd.	China
Shandon Jin Jinyin Refining Limited	China
Shandong Gold Mining (Laizhou),China's Shangdong Gold Mining Co., Ltd	China
Shandong Zhaojin Gold & Silver Refinery Co. Ltd	China
Shandong Zhaoyuan Gold Argentine refining company	China
Shang Hai Gold Exchange	China
Shangdong Zhaojin Group	China
Shanghai Gold Exchange	China
Shanghai Gold exchange	China
Shanghai Jiangxi Metals Co. Ltd	China
Shanghai Yuanhao Surface Finishing Co. Ltd.	China
ShangHai YueQiang Metal Products Co., Ltd.	China
ShangQi	China
Shen Mao Solder (M) Sdn Bhd	Malaysia
Shen Zhen Qi Xiang Da Hua Gong Gong Si	China
Shen Zhen Thousand Island Ltd.	China
Shenmao Technology Inc.	Taiwan
Shenzhen baoan district public security bureau	China
Shenzhen Chemicals & Light Industry Co., Ltd.	China
Shenzhen Heng Zhong Industry Co., Ltd.	China
Shenzhen Tiancheng Chemical Industry Limited Company	China
ShenZhen Urban Pubic Bureau of China	China
Shuer Der Industry (Jiangsu) Co. Ltd.	China
Sichuan Metals & Materials Imp & Exp. Co	China
Sin Asahi Solder(M) Sdn Bhd	Malaysia
Sincemat Co, Ltd.	China
Sinitron, Shenmao Solder (M) Sdn. Bhd.	Malaysia
SKE (China): Shanghai Kyocera Electronics Co. Ltd.	China
Smelting Branch of Yunnan Tin Company Limited	China

SMM, Toyo Smelter & Refinery	Japan
Snow up to the city of Suzhou Chemical Co., Ltd.	China
So Accurate, Inc.	United States
SOE Shyolkovsky Factory of Secondary Precious Metals	Russia
Soft Metais, Ltda.	Brazil
Sojitz	Japan
Solar Applied Materials Technology Corp.	Taiwan
Solder Coat Co., Ltd.	Japan
Solikamsk Metal Works	Russia
Soochow University's	China
Souzhou XingRui Noble	China
Standard Bank	Hong Kong
Starck	United States
Stender Electronic Materials Co., Ltd.	China
Stent Chemical (Group) Co., Ltd.	China
STPI Group	France
Süddeutsche Metallhandels-Gesellschaft mbH	Germany
Sumisho Materials Corp.	Japan
Sumitomo	Canada
Sumitomo	China
Sumitomo (A.L.M.T Corp)	Japan
Sumitomo Electric, USA (A.L.M.T.)	United States
Sumitomo Metal Mining Co. Ltd.	Australia
Sumitomo Metal Mining Co. Ltd.	Chile
Sumitomo Metal Mining Co. Ltd.	Peru
Sumitomo Metal Mining Co., Ltd.	Japan
Sundwiger Messingwerk GmbH & Co.KG	Germany
Super Dragon Technology Co., Ltd.	Taiwan
Suzhou Industrial Park in China	China
Suzhou Xingrui Noble	China
Suzhou Xingrui Noble	China
Sylham	United States
Taboca	Taiwan
Taboca/Paranapanema	Brazil
Taegutec	Republic of Korea
Tai Wan Qing Gao Qi Ye You Xian Gong Si	China
Tai Zhou Chang San Jiao Electron Co., Ltd.	China
Taicang City Nancang Metal Material Co., Ltd	China
Taiwan Total Co. Ltd.	Taiwan
Taiyo Nippon Sanso Taiwan	Republic of Korea
Tai'zhou City Yangtze River Delta Electron Ltd.	China
Takei Chemicals	Japan
Taki Chemical	Japan

Talcang City Nankang Metal Material Co., Ltd	China
Talison Minerals Pty Ltd	Australia
Tanaka	Japan
Tanaka Denshi Kogyo K.K	Japan
Tanaka Electronics Singapore	China
Tanaka Kikinnzoku Kogyo K.K.	Japan
Tanaka Kikinzoku Hanbai K.K.	Japan
Tanaka Kinzoku international Co. Ltd Taipei branch	Japan
Tantalite Resources	South Africa
TCC Steel	Republic of Korea
Technic Inc.	United States
Tejing (Vietnam) Tungsten Co Ltd	Vietnam
Telex	United States
Tennant Metal Pty Ltd.	Australia
Thai Sarco	Thailand
Thailand Smelting & Refining Co.. Ltd. (Phuket)	Thailand
Thaisarco	Brazil
The force bridge surface treatment Material Factory	China
The Great Wall Gold and Silver Refinery of China	China
THE HUTTI GOLD MINES CO.LTD	India
The Perth Mint	Australia
The Refinery of Shandong Gold Mining Co. Ltd	China
The Refinery of Shandong Gold Mining Co. Ltd	China
Tian Cheng	China
Tiancheng Metal Materials Co., Ltd.	China
Tianshui Longbo Business & Trade Co., Ltd.	China
TIMA	Indonesia
Timah Company	Indonesia
Tokuriki Honten Co., Ltd.	Japan
Tokuriki Honten Kuki Koujyo	Japan
Tokuriki Tokyo Melters Assayers	Japan
Tong Ding Metal Materials Co., Ltd.	China
Tongding Metal Material Co., Ltd.	China
Tongling Nonferrous Metals Group Co., Ltd	China
Torecom	Republic of Korea
Tosoh	United States
Toyo Smelter & Refinery of Sumitomo Metal Mining Co., Ltd.	Japan
Traxys	France
Triumph Northwest	United States
TYCO	United States
UBS AG	Switzerland
UBS AG Bahnhofstr.	Switzerland
UBS Metalor	Switzerland

Ulba	Kazakhstan
Ulba Metallurgical Plant, JSC	Kazakhstan
Ultracore Co., Ltd.	Thailand
ULVAC, Inc.	Japan
Umicore	Belgium
Umicore Brasil Ltda	Brazil
Umicore Galvanotechnik GmbH	Germany
Umicore Precious Metal (S) Pte. Ltd.	Singapore
Umicore Precious Metals Refining	Belgium
Umicore SA Business Unit Precious Metals Refining	Belgium
Unibros Metal Pte	Singapore
Uniforce Metal Industrial Corp.	Taiwan
Unit Metalurgi PT Timah (Persero ) Tbk	Indonesia
Unit Timah Kundur PT Tambang	Indonesia
United Precious Metal Refining Inc.	United States
Univertical International (Suzhou) Co., Ltd	China
Unvertical International(Suzhou)Co.,Ltd	China
Uyemura	United States
Valcambi SA	Switzerland
Vertex Metals Inc.	Taiwan
Vishay Intertechnology	China
VQB Mineral and Trading Group Joint Stock Company	Vietnam
W.C. Heraeus GmbH	Canada
W.C. Heraeus GmbH	Germany
WC Heraeus Hanau	Germany
Well Fore Specialty Wire	Taiwan
Well-Lin Enterprise Co Ltd	Taiwan
Western Australian Mint trading as The Perth Mint	Australia
Westfalenzinn	Germany
White Solder Metalurgia e Mineração Ltda.	Brazil
Wieland Werke AG	Germany
Wilhelm Westmetall	Germany
Wilhelm Westmetall, Germany	Germany
Williams Brewster	United States
Williams Buffalo	United States
Williams/ Williams Brewster	United States
WKK	China
Wolfram Bergbau und Hatten AG	Austria
Wolfram Company CJSC	Russia
Wort Wayne Wire Die	United States
Wu Xi Shi Yi Zheng Ji Xie She Bei Company	China
Wujiang City Luxe Tin Factory	China
Wuxi Middle Treasure Materials	China

Wuxi Yunxi Sanye Solder Factory	China
Xi Niu Po Management Zone	China
Xiamen Carbide Ltd.	China
Xiamen Golden Egret Special Alloy (HC) Co. Ltd.	China
Xiamen Honglu Tungsten Molybdenum Co., Ltd.	China
Xiamen Honglu Tungsten Molybdenum Industry Co., Ltd	China
Xiamen Tungsten Co. Ltd.	China
XiHai - Liuzhou China Tin Group Co Ltd.	China
Xin Furukawa Metal (Wuxi) Co., Ltd	China
Xin Wang Copper Smelter	China
Xingrui Noble Metal Material Co., Ltd	China
Xinhai Rendan Shaoguan Tungsten Co., Ltd.	China
Xstrata Canada Corporation CCR Refinery	Canada
Yamamoto Precious Metal Co., Ltd.	Japan
Yano Metal	Japan
Yantai Guodasafina High-Tech Environmental Refinery Co. Ltd.	China
Yantai Zhaojin Lai Fuk Precious Metals Ltd	China
Yi Chengda Tin Corp. Ltd	China
Yifeng Tin Industry (Chenzhou) Co Ltd	China
Yokohama Metal Co Ltd	Japan
Yoo Chang Metal Inc.	Republic of Korea
Yoo Chang Metal Industries Co Ltd.	Chile
YTMM	China
Yun Lan Xi Ye	China
Yun Nan Tin Company limited	China
Yun'an Dian'xi Tin Mine	China
Yunnab Chengefeng Nonferrous Metals Co., Ltd	China
Yunnan Copper Industry Co Ltd	China
Yunnan Gejiu Zili Metallurgy Co., Ltd	China
Yunnan Metallurgical Group Co., Ltd	China
Yunnan Tin Co., Ltd. Smelting Branch	China
Yunnan Tin Company, Ltd.	China
YunNan XiYe	China
Yunnan, China Rare Metal Materials Company	China
Yuntinic Chemical GmbH	Germany
YunXi	China
Yun'xin Non-Ferrous Electroanalysis Ltd.	China
Yutinic Resources	United States
Zhangzhou Xiangcheng Hongyu Building Co., Ltd.	China
Zhaojin Gold & Silver Refinery Co., Ltd	China
Zhaoyuan City, Shandong Province	China
Zhaoyuan Gold Mine	China
Zhe Jiang Guang Yuan Noble Metal Smelting Factory	China

Zhongshan Public Security Bureau, Guangdong Province ,China	China
ZhongShi	China
Zhongyuan Gold Smelter of Zhongjin Gold Corporation	China
Zhuhai Horyison Solder Co., Ltd	China
Zhuzhou Cemented Carbide Group Co Ltd	China
Zhuzhou Smelter Group Co., Ltd.	China
Zi Jin Copper	China
Zijin Mining Group Co. Ltd	China

Based on the information obtained through the due diligence process described above, we believe that the countries of origin of the conflict minerals contained in our Products included the countries listed below. However, this is not a comprehensive list, as we were unable to determine, based on our due diligence process, the countries from which certain of the conflict minerals contained in our Products originated. Also, to the extent that any of the conflict minerals originated in a Covered Country, we were unable to determine the specific mine or location of origin:

Australia
Bolivia
Brazil
Chile
China
Democratic Republic of the Congo
Ethiopia
Germany
Hong Kong
Indonesia
Japan
Kazakhstan
Korea
Malaysia
Peru
Philippines
Poland
Russia
Rwanda
South Africa
Switzerland
Taiwan
Thailand

5. Steps to Improve Due Diligence
Haemonetics will endeavor to continuously improve upon its supply chain due diligence efforts via the following measures: First, we will continue to assess the presence of conflict minerals in our supply chain. We will continue to educate employees and suppliers about our Conflict Minerals Policy and clearly communicate expectations with regard to supplier performance, transparency and sourcing. We will also continue to endeavor to increase the response rate for RCOI and due diligence processes. In addition, we will compare our supplier survey results to information collected via independent conflict free smelter validation programs such as the EICC/GeSI Conflict Free Smelter program.